UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2025
MACY'S, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-13536	13-3324058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
151 West 34th Street, New York, New York 10001
(Address of Principal Executive Offices)
(212) 494-1621
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	M	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01 Other Events

On July 14, 2025, Macy’s, Inc. (the “Company”) announced that its wholly-owned subsidiary, Macy’s Retail Holdings, LLC (the “Issuer”), priced an offering of $500 million in aggregate principal amount of 7.375% senior notes due 2033 (the “Notes”) in a private offering at an offering price of 100% of the principal amount thereof (the “Notes Offering”). The Notes will have a maturity date of August 1, 2033. The closing of the Notes Offering is expected to occur on July 29, 2025, subject to customary closing conditions. The Notes will be senior unsecured obligations of the Issuer and will be unconditionally guaranteed on a senior unsecured basis by the Company.

The Issuer intends to use the proceeds from the Notes Offering, together with cash on hand, to (i) fund its separately announced tender offer of certain outstanding senior notes and debentures (the “Tender Offer”), (ii) redeem approximately $587 million of certain other outstanding senior notes and debentures (the “Redemption”) and (iii) pay fees, premium and expenses in connection with the foregoing. The Tender Offer and the Redemption are conditioned on, among other things, the consummation of the Notes Offering. This Current Report on Form 8-K does not constitute (i) an offer to purchase or solicitation of an offer to sell any of the notes subject to the Tender Offer or (ii) a notice of redemption of any of the notes subject to the Redemption.

On July 14, 2025, the Company issued a press release announcing the pricing of the Notes Offering. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of the Company Relating to the Pricing of the Notes Offering dated July 14, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

MACY'S, INC.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY'S, INC.

Dated: July 14, 2025	By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary